UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2019 (September 4, 2019)

TREND INNOVATIONS HOLDING, INC.

formerly known as FREECOOK

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	7370 (Primary Standard Industrial Classification Code Number)	38-4053064 (I.R.S. Employer Identification Number)

Vilniaus g.31

Vilnius, LT-01402, Lithuania

T: +154.0495.0016;
Direct: +370.5251.2561

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ()	Large accelerated filer ( )	Non-accelerated filer ( )	Smaller reporting company (X)

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)Dismissal of Independent Registered Public Accounting Firm

On September 4, 2019, Board of Directors of Trend Innovations Holding, Inc. decided to dismiss MICHAEL GILLESPIE & ASSOCIATES, PLLC (“MG&A”) as the Company’s independent registered public accounting firm, effective upon the filing of this Current Report on Form 8-K.

MG&A’s reports on the Company’s financial statements as of and for the fiscal years ended March 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. MG&A’s reports for each of the fiscal years ended March 31, 2019 and 2018 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

MG&A was dismissed as the Company’s CPA due to the Company having a disagreement in the accounting and a scope limitation as to the appropriate documentation.

During the fiscal year ended March 31 2018, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MG&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MG&A, would have caused MG&A to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided MG&A with a copy of this Current Report on Form 8-K and requested that MG&A furnish to the Company a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not MG&A agrees with the above statements and, if not, stating the respects in which it does not agree.

(b)Engagement of Independent Registered Public Accounting Firm

On September 4, 2019, Board of Directors of Trend Innovations Holding, Inc. decided to engage DylanFloyd Accounting & Consulting (“DylanFloyd”) as the Company's new independent registered public accounting firm to perform independent audit services for the fiscal year ending March 31, 2020.

During the fiscal years ended March 31, 2019 and 2018 and through September 9, 2019, neither the Company, nor anyone acting on its behalf, consulted DylanFloyd regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by DylanFloyd that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 10, 2019	TREND INNOVATIONS HOLDING, INC. (registrant)

	By:	/s/	Natalija Tunevic
		Name:	Natalija Tunevic
		Title:	President, Treasurer, Secretary and Director
(Principal Executive, Financial and Accounting Officer)